                                                                    Exhibit 99.1
                             LETTER OF TRANSMITTAL/
                                FORM OF ELECTION
                        TO TENDER SHARES OF COMMON STOCK
    (INCLUDING THE ASSOCIATED SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                PURCHASE RIGHTS)
                                       OF
                                 BAREFOOT INC.
      PURSUANT TO THE OFFERING CIRCULAR/PROSPECTUS DATED JANUARY    , 1997
                                       BY
                       SERVICEMASTER LIMITED PARTNERSHIP

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
             TIME, ON         , FEBRUARY   , 1997, UNLESS EXTENDED.


                      The Exchange Agent for the Offer is

                        HARRIS TRUST COMPANY OF NEW YORK

         By Mail:                   By Hand:           By Overnight Courier:

 Harris Trust Company ofHarris Trust Company of New York
         New York                                     Harris Trust Company of
                                 Receive Window               New York
   Wall Street Station             5th Floor                 4th Floor
      P.O. Box 1023             77 Water Street           77 Water Street
New York, New York 10268-      New York, New York        New York, New York
           1023                                                10005

  This Letter of Transmittal/Form of Election is to be completed by holders of shares of common stock, par value $.01 per share (the "Barefoot Shares"), of Barefoot Inc., a Delaware corporation ("Barefoot"), if certificates representing Barefoot Shares, including the associated Series A Junior Participating Preferred Stock Purchase Rights ("Certificate(s)") are to be forwarded herewith. Holders of Barefoot Shares whose certificates are not immediately available, or who are unable to deliver their certificates or a confirmation of a book-entry transfer of their Barefoot Shares into the Exchange Agent's account at a Book-Entry Transfer Facility (a "Book Entry Confirmation") and all other documents required by this Letter of Transmittal/Form of Election to the Exchange Agent on or prior to the Expiration Date (as defined in the section of the Offering Circular/Prospectus entitled "The OFFER--Terms of the Offer"), must tender their Barefoot Shares according to the guaranteed delivery procedure set forth in the section of the Offering Circular/Prospectus entitled "The OFFER--Procedures for Tendering Shares." See Instruction B.

  Facsimile copies of this Letter of Transmittal/Form of Election will not be accepted. This Letter of Transmittal/Form of Election, Certificates and any other required documents should be sent by each holder of Barefoot Shares to the Exchange Agent at one of the addresses set forth above.

  Delivery of this Letter of Transmittal/Form of Election to an address other than as set forth above will not constitute a valid delivery.

  If you have any questions regarding this Letter of Transmittal/Form of Election, please call the Exchange Agent collect at (212) 701-7624.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  In connection with the offer by ServiceMaster Limited Partnership ("ServiceMaster") to acquire each outstanding share ("Barefoot Share") of common stock, par value $0.01 per share, of Barefoot Inc. ("Barefoot"), a Delaware corporation, together with the associated Series A Junior Participating Preferred Stock Purchase Rights (the "Rights") not already owned by ServiceMaster, the undersigned hereby submits the Certificates evidencing Barefoot Shares referred to below and directs (the "Election") that each such Barefoot Share be exchanged for (i) $16.00 in cash, without any interest thereon (the "Cash Consideration") pursuant to a "Cash Election"; or (ii) a fraction (the "Conversion Fraction") of a validly issued, fully paid and nonassessable share ("ServiceMaster Share") of limited partnership interest in ServiceMaster, determined by dividing $16.00 by the greater of (x) $23.00 or
(y) the average (without rounding) of the closing price (the "Average ServiceMaster Share Price") of ServiceMaster Shares on the New York Stock Exchange ("NYSE") as reported on the NYSE Composite Tape for the 15 consecutive NYSE trading days ending on the fifth NYSE trading day immediately preceding the Expiration Date and rounding the result to the nearest one one-hundred thousandth of a share (the "Share Consideration") pursuant to a "Share Election." It is understood that a tender of Barefoot Shares is subject to (i) the terms, conditions and limitations set forth in the Offering Circular/Prospectus, dated January , 1997, receipt of which is hereby acknowledged by the undersigned, (ii) the terms of the Acquisition Agreement, dated as of December 5, 1996 (the "Acquisition Agreement"), attached as Annex A-I to the Offering Circular/Prospectus and (iii) the accompanying instructions. The undersigned understands that tenders of Barefoot Shares pursuant to any of the procedures described below or in the Offering Circular/Prospectus will constitute the undersigned's acceptance of the terms and conditions described herein. Unless the Barefoot Shares tendered with this Letter of Transmittal/Form of Election have been properly withdrawn in accordance with the instructions found below and in the Offering Circular/Prospectus, ServiceMaster's acceptance of Barefoot Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and ServiceMaster upon the terms and subject to the conditions of (i), (ii) and (iii) listed above. The Offering Circular/Prospectus and this Letter of Transmittal/Form of Election together form, and are referred to herein as, the "Offer."

  Capitalized terms used but not defined herein shall have the meanings set forth in the Offering Circular/Prospectus.

  Unless Rights certificates are issued, a tender of Barefoot Shares pursuant to the Offer will constitute a tender of the associated Rights evidenced by the certificates for such Barefoot Shares. All references to Barefoot Shares shall include the associated Rights.

  NONE OF SERVICEMASTER, BAREFOOT, THE BAREFOOT BOARD OF DIRECTORS OR THE SERVICEMASTER BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE THE CASH CONSIDERATION OR THE SHARE CONSIDERATION PURSUANT TO THE OFFER. EACH BAREFOOT STOCKHOLDER MUST MAKE THEIR OWN DECISION WITH RESPECT TO SUCH ELECTION.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Certificates listed below and to receive on behalf of the undersigned, in exchange for the Barefoot Shares represented thereby, any check for the cash or any certificate for the ServiceMaster Shares issuable pursuant to the Offer.

  The undersigned represents and warrants that the undersigned has full power and authority to surrender the Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Certificate(s) shall pass only after the Exchange Agent has actually received the

Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Certificates hereunder shall be determined by ServiceMaster (which may delegate such authority in whole or in part to the Exchange Agent), and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or ServiceMaster to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Barefoot Shares delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  By executing this Letter of Transmittal/Form of Election, the undersigned irrevocably appoints designees of ServiceMaster as the undersigned's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Barefoot Shares tendered by the undersigned and accepted for payment by ServiceMaster (and any and all other Barefoot Shares or other securities issued or issuable in respect of such Tendered Shares on or after the date of the Acquisition Agreement). All such proxies shall be considered coupled with an interest in the Tendered Shares. This appointment will be effective when, and only to the extent that, ServiceMaster accepts Barefoot Shares for payment. Upon acceptance for payment, all prior proxies given by the undersigned with respect to the Barefoot Shares or other securities will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of ServiceMaster will, with respect to the Barefoot Shares and other securities, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special or adjourned meeting of Barefoot's stockholders, by written consent or otherwise. ServiceMaster reserves the right to require that, in order for Barefoot Shares to be deemed validly tendered, immediately upon ServiceMaster's acceptance for payment of such Barefoot Shares, ServiceMaster must be able to exercise full voting and other rights of a record and beneficial holder, including rights in respect of acting by written consent, with respect to such Barefoot Shares.

  The undersigned understands that, in lieu of any fractional ServiceMaster Share, ServiceMaster will pay to each former stockholder of Barefoot who otherwise would be entitled to receive a fractional ServiceMaster Share an amount in cash determined by multiplying (i) the greater of $23.00 or the Average ServiceMaster Share Price by (ii) the fractional interest in a ServiceMaster Share to which such holder would otherwise be entitled.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for ServiceMaster Shares in the name of the registered holder(s) of the Barefoot Shares appearing below. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for ServiceMaster Shares to the registered holder(s) of the Barefoot Shares at the addresses of the registered holder(s) appearing below under the box entitled "Certificates Surrendered." In the event that the box entitled "Special Payment Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue any check and any certificate for ServiceMaster Shares in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

  Enclosed are the following Certificates representing Barefoot Shares, which are tendered pursuant to the Offer:

                        BOX A: CERTIFICATES SURRENDERED

   Please list in Box A all the Certificates that you are tendering regardless of which Election you make. If there is not enough space below to list all of your Certificates, please attach a separate sheet. Use Box B to specify how many shares, if any, are covered by each Election. A separate Letter of Transmittal/Form of Election should be submitted for shares registered in different names (see General Instruction H-2).

-------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)
 (PLEASE FILL IN OR MAKE CORRECTIONS NEEDED IF LABEL IS CERTIFICATES
                        AFFIXED)                          ENCLOSED
-------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                                                         CERTIFICATE BAREFOOT  NUMBER OF BAREFOOT
                                                          NUMBER(S)   SHARES    SHARES TENDERED*
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                                                     TOTAL     TOTAL
-------------------------------------------------------------------------------------------------

  *Unless otherwise indicated, it will be assumed that all Barefoot Shares being delivered to the Exchange Agent are being tendered.

                              BOX B: ELECTION FORM

                 PLEASE READ CAREFULLY INSTRUCTIONS A THROUGH G
                         PRIOR TO COMPLETING THIS FORM.

  CHECK ONLY ONE OF THE BOXES BELOW. You may make a Cash Election or a Share Election as to any Barefoot Share or combination of Barefoot Shares that you hold. If you wish to make multiple elections, check the "Multiple Election" box below and indicate in the space provided below the number of Barefoot Shares represented by the Certificate(s) submitted for which a Cash Election or a Share Election is being made. IF YOU FAIL TO MAKE AN EFFECTIVE ELECTION, YOU WILL BE DEEMED TO HAVE MADE A CASH ELECTION.

  [_] The CASH ELECTION ($16.00 in cash per share) is made as to all of the Barefoot Shares represented by the Certificate(s) submitted with this Letter of Transmittal/Form of Election.

  [_] The SHARE ELECTION (The fraction of a ServiceMaster Share per Barefoot
    Share determined by dividing $16.00 by the greater of (i) $23.00 or (ii) the Average ServiceMaster Share Price) is made as to all of the Barefoot Shares represented by the Certificate(s) submitted with this Letter of Transmittal/Form of Election.

  [_] Multiple Elections are made as to the Barefoot Shares represented by the Certificate(s) submitted with this Letter of Transmittal/Form of Election, in the following proportions:

           NUMBER OF SHARES AS                             NUMBER OF SHARES AS
             TO WHICH A CASH                                TO WHICH A SHARE
            ELECTION IS MADE                                ELECTION IS MADE
           -------------------                             -------------------

           -------------------                             -------------------

  If a Multiple Election has been made, the total number of Barefoot Shares subject to the Multiple Election must equal the total number of Barefoot Shares being tendered hereby as reflected in Box A.

  For information as to certain Federal income tax consequences of an Election, see the section of the Offering Circular/Prospectus entitled "CERTAIN FEDERAL INCOME TAX CONSEQUENCES".

NOTE: IF YOU HAVE SUBMITTED A NOTICE OF GUARANTEED DELIVERY FOR THE BAREFOOT SHARES DELIVERED WITH THIS LETTER OF TRANSMITTAL/FORM OF ELECTION AND THE OFFER HAS EXPIRED PRIOR TO DELIVERY HEREOF, THEN THE ELECTION MADE IN SUCH NOTICE OF GUARANTEED DELIVERY MAY NOT BE CHANGED BY THIS LETTER OF TRANSMITTAL /FORM OF ELECTION.

                                ---------------

  Except as otherwise requested in the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below, the undersigned requests that the check for any cash payment and the certificate for any ServiceMaster Shares to which the undersigned is entitled be made payable to the order of and registered in the name of, and be delivered to, the registered holder(s) set forth in Box A above at the address set forth in Box A above.

                      BOX C: SPECIAL PAYMENT INSTRUCTIONS

   Fill in ONLY if the check and/or certificate(s) are to be issued in a name OTHER than the name appearing in Box A above. (If this Box C is filled in, then unless otherwise indicated in Box D, any check or certificates issued in exchange for Barefoot Shares will be mailed to the address indicated in this Box C.)

                      Issue check and/or certificates to:

           Name: ___________________________________________________
                                 (PLEASE PRINT)

           Address: ________________________________________________

                 --------------------------------------------------
                                                        (ZIP CODE)
           ---------------------------------------------------------
    SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER OF PERSON NAMED ABOVE



                      BOX D: SPECIAL DELIVERY INSTRUCTIONS

   Fill in ONLY if the check and/or certificate(s) are to be sent to an address OTHER than the address appearing in Box A above, or if Box C is filled in, to an address OTHER than the address appearing in Box C.

                       Mail check and/or certificates to:

           Name: ___________________________________________________
                                 (PLEASE PRINT)

           Address: ________________________________________________

                 --------------------------------------------------
                                                        (ZIP CODE)



                          BOX E: GUARANTEE OF DELIVERY

 [_] CHECK THIS BOX IF THE BAREFOOT SHARES WHICH ARE THE SUBJECT OF THIS LETTER OF TRANSMITTAL/FORM OF ELECTION HAVE BEEN PREVIOUSLY TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENDORSED BY AN ELIGIBLE INSTITUTION.

 Name of Registered Holder: ___________________________________________________

 Name of Eligible Institution Guaranteeing Delivery: __________________________

                                  SIGNATURES

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

                            STOCKHOLDERS SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)

 Dated: _____________, 1997

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by persons authorized to become registered holders by certificates and documents transmitted herewith. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other persons acting in a fiduciary or representative capacity, please set forth full title and see General Instructions H-2, 4 and 5.)

 Names ________________________________________________________________________
                                 (Please Print)
 Capacity (full title) ________________________________________________________
 Address ______________________________________________________________________

     -----------------------------------------------------------------------
                                                                     (Zip Code)

 Area Code and
 Tel. No. _____________________________________________________________________

 ------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)
                   (Also complete Substitute Form W-9 below)

                            GUARANTEE OF SIGNATURES
              (IF REQUIRED--SEE GENERAL INSTRUCTIONS H-3 AND H-4)

 Authorized Signature of
 Guarantor's Representative ___________________________________________________

 Name _________________________________________________________________________
                                 (Please Print)

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________
                                                                     (Zip Code)

 Area Code and
 Tel. No. _____________________________________________________________________

 Dated: _____________, 1997

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK



 SUBSTITUTE
                PART 1--PLEASE             Social security number(s) or IRS
                PROVIDE YOUR TIN IN            Identification Number(s)
                THE BOX AT RIGHT AND
                CERTIFY BY SIGNING
                AND DATING BELOW.

 FORM W-9


 DEPARTMENT                                   --------------------------
 OF THE                                 (If awaiting TIN write "Applied For")

 TREASURY
 INTERNAL      ----------------------------------------------------------------
 REVENUE

 SERVICE PART 2--Certificates--Under penalties of perjury, I certify that:

 PAYER'S        (1) The number shown on this form is my correct taxpayer
 REQUEST FOR        identification number (or I am waiting for a number to be
 TAXPAYER           issued for me), and
 IDENTIFICATION (2) I am not subject to backup withholding because: (a) I am
 NUMBER             exempt from backup withholding, or (b) I have not been
 ("TIN")            notified by the Internal Revenue Service (IRS) that I am
                    subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                   CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

                     IN PART 3 OF THE SUBSTITUTE FORM W-9.
               ----------------------------------------------------------------


                                                              PART 3--


                SIGNATURE                                 DATE
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                                              Awaiting
                                                              TIN ^ [_]

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me thereafter will be withheld until I provide a number.


 Signature ___________________________________________  Date _________________

     INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL/FORM OF ELECTION

  This Letter of Transmittal/Form of Election should be properly filled in, dated, signed and delivered, together with the Certificates representing the Barefoot Shares currently held by you, to the Exchange Agent.

  This Letter of Transmittal/Form of Election and the Election you make herein, are subject to the terms and conditions set forth herein, in the Offering Circular/Prospectus which has been enclosed herewith and in the Acquisition Agreement which is attached as Annex A-I thereto.

  EACH HOLDER OF BAREFOOT SHARES IS STRONGLY ENCOURAGED TO READ THE OFFERING CIRCULAR/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF AND THIS LETTER OF TRANSMITTAL/FORM OF ELECTION WITH HIS OR HER FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING UPON AN ELECTION.

A. ELECTIONS

  This Letter of Transmittal/Form of Election provides for your Election as to the form of consideration to be received by you in exchange for your Barefoot Shares. At your direction, subject to the terms and conditions set forth in this Letter of Transmittal/Form of Election and in the Offering
Circular/Prospectus, each Barefoot Share will be converted into either:

  . $16.00 in cash (the "Cash Consideration") pursuant to a "CASH ELECTION;"
    or

  . The fraction of a ServiceMaster Share determined by dividing $16.00 by the greater of (i) $23.00 or (ii) the Average ServiceMaster Share Price (the "Share Consideration") pursuant to a "SHARE ELECTION".

  You may make a Cash Election or a Share Election as to any Barefoot Share or combination of Barefoot Shares that you hold.

  If you have previously submitted a Notice of Guaranteed Delivery for the Barefoot Shares which are the subject of this Letter of Transmittal/Form of Election and the Offer has expired, then the election made in such Notice of Guaranteed Delivery may not be changed by this Letter of Transmittal/Form of Election.

B. TIME IN WHICH TO MAKE A TENDER AND AN ELECTION

  In order for a tender of Barefoot Shares and an Election to be effective, the Exchange Agent must receive a properly completed and executed Letter of Transmittal/Form of Election, accompanied by all Certificates (or a proper Guarantee of Delivery, as described below), NO LATER THAN 12:00 MIDNIGHT NEW YORK CITY TIME ON THE EXPIRATION DATE. HOLDERS WHOSE LETTER OF TRANSMITTAL/FORM OF ELECTION (OR GUARANTEE OF DELIVERY) DOES NOT CONTAIN A PROPERLY COMPLETED ELECTION WILL BE DEEMED TO HAVE MADE A CASH ELECTION.

If your Certificates are not immediately available, you may also make an effective tender of Barefoot Shares if all of the following guaranteed delivery procedures are satisfied:

    (i) such tender is made by or through a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges' Medallion Program (an "Eligible Institution"), such as a commercial bank or trust company or a broker or dealer that is a member of the National Association of Securities Dealers, Inc., or by a member of the National Association of Securities Dealers, Inc.;

    (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form enclosed herewith, is received by the Exchange Agent no later than 12:00 midnight, New York City time on the Expiration Date; and

    (iii) the Certificates guaranteed by the Notice of Guaranteed Delivery (in proper form for transfer in accordance with General Instructions 3 and 4 below) (or a Book-Entry Confirmation) together with a Letter of

  Transmittal/Form of Election, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) are received by the Exchange Agent within three Nasdaq National Market trading days after the execution of the Notice of Guaranteed Delivery.

  The Notice of Guaranteed Delivery must include an endorsement by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

C. FAILURE TO MAKE AN EFFECTIVE ELECTION

  If you fail to make an effective Election, or if your Election is deemed by ServiceMaster to be defective in any way, you will be deemed to have made a Cash Election.

D. BAREFOOT SHARES AS TO WHICH AN ELECTION IS MADE

  You may make a CASH ELECTION or a SHARE ELECTION with respect to all or any portion of your Barefoot Shares by checking the appropriate box and, in the case of multiple elections, listing the number of shares with which you wish to make a specific Election, in the appropriate column on the Election Form (Box
B) contained herein. If there is insufficient space to list all of your Certificates being submitted to the Exchange Agent or to respond to any other request for information, please attach a separate sheet.

E. SPECIAL CONDITIONS

 1. Change of Election

  You may change any Election or revoke or change any other instruction in this Letter of Transmittal/Form of Election only by written notice, signed and dated by you, to the Exchange Agent. Such written notice must identify the name of the holder of record of the Barefoot Shares subject to such notice and the Certificate number shown on the Certificate(s) representing such Barefoot Shares. The written notice must be received by the Exchange Agent prior to 12:00 midnight, New York City time on the Expiration Date.

 2. Withdrawal of Tendered Barefoot Shares

  Barefoot Shares tendered pursuant to the Offer may be withdrawn only by a written, telegraphic or facsimile transmission notice of withdrawal, signed by you and received by the Exchange Agent by 12:00 midnight, New York City time on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Barefoot Shares to be withdrawn, the number of Barefoot Shares to be withdrawn and the name of the registered holder, if different from that of the person who tendered such Barefoot Shares. If Certificates for Barefoot Shares have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such Certificates, the Certificate numbers of the particular Certificates evidencing the Barefoot Shares to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Barefoot Shares tendered for the account of an Eligible Institution, must also be furnished to the Exchange Agent as described above. If Barefoot Shares have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also specify the name and number of the account at the appropriate Book-Entry Transfer Facility to be credited with the withdrawn Barefoot Shares. If you withdraw your tender of Barefoot Shares in accordance with these procedures, the Certificate(s) for your Barefoot Shares shall be promptly returned to you.

 3. Shares Held by Nominees, Trustees or other Representatives

  Holders of record of Barefoot Shares who hold such Barefoot Shares as nominees, trustees or in other representative or fiduciary capacities (each a "Representative") may submit one or more Letters of Transmittal/Forms of Election covering the aggregate number of Barefoot Shares held by such Representative for the beneficial owners for whom the Representative is making an Election. Any Representative who makes an

Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such Barefoot Shares for a particular beneficial owner of such shares.

F. NO FRACTIONAL SERVICEMASTER SHARES

  The undersigned understands that in lieu of the issuance of any fractional ServiceMaster Share pursuant to the Offer, ServiceMaster will pay to each former stockholder of Barefoot who otherwise would be entitled to receive a fractional ServiceMaster Share an amount in cash determined by multiplying (i) the greater of $23.00 or the Average ServiceMaster Share Price by (ii) the fractional interest in a ServiceMaster Share to which such holder would otherwise be entitled.

G. PARTIAL TENDERS

  If fewer than all of the Barefoot Shares evidenced by the Certificates submitted are to be tendered, fill in the number of Barefoot Shares that are to be tendered in Box A entitled "Certificates Surrendered." In such case, as soon as practicable after the Expiration Date, new certificates for the remainder of the Barefoot Shares that were evidenced by your old Certificates will be sent to you, unless otherwise provided in Box C or D on this Letter of Transmittal/Form of Election. ALL BAREFOOT SHARES REPRESENTED BY CERTIFICATES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

H. GENERAL INSTRUCTIONS

 1. Execution and Delivery of Letter of Transmittal/Form of Election and Certificates.

  This Letter of Transmittal/Form of Election, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with your Certificate(s) representing your Barefoot Shares (or a properly completed Notice of Guaranteed Delivery) to the Exchange Agent at the appropriate address set forth on the cover page to this Letter of Transmittal/Form of Election.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL/FORM OF ELECTION, THE CERTIFICATES FOR BAREFOOT SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE EXCHANGE AGENT. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

  No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal/Form of Election, waive any right to receive any notice of the acceptance of their Barefoot Shares for payment.

 2. Signatures.

  The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on this Letter of Transmittal/Form of Election must correspond exactly to the name as written on the face of the Certificate(s) sent to the Exchange Agent, unless the Barefoot Shares have been transferred by the holder of record. If there has been any such transfer, the signatures on this Letter of Transmittal/Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the Certificate(s) (see General Instruction 4 below).

  If Barefoot Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal/Form of Election for each different registration of Certificates. For example, if some Certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal/Forms of Election should be submitted.

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

 3. Checks and/or Certificates in Same Name.

  If checks in payment of any cash and/or any new share certificates are to be payable to the order of and/or registered in exactly the same name as inscribed on the surrendered Certificate(s) (representing Barefoot Shares), you will not be required to endorse the old Certificates or make payment for transfer taxes or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction 4(d).

 4. Checks and/or Certificates in Different Names.

   (IGNORE THIS INSTRUCTION 4 IF THE FIRST SENTENCE OF INSTRUCTION 3 APPLIES)

  If checks in payment of any cash and/or any new share certificates are to be payable to the order and/or registered in a different name from exactly the registered name inscribed on the surrendered Certificate(s) (representing Barefoot Shares), please follow these instructions:

  (a) Endorsement and Stock Transfer Guarantee. The Certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such Certificate(s) to the person who is to receive the check or certificate representing ServiceMaster Shares. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the Certificate(s) in every particular and must be guaranteed by an Eligible Institution. If this General Instruction 4 applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution. The criteria to identify Eligible Institutions are set forth in Instruction B. NOTARIES PUBLIC CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

  (b) Transferee's Signature. If a certificate has previously been properly transferred but the transfer has not yet been recorded on the books of Barefoot, this Letter of Transmittal/Form of Election must be signed by the transferee or by his agent and should not be signed by the transferor. The signature of such transferee or agent on this Letter of Transmittal/Form of Election must be guaranteed by an Eligible Institution.

  (c) Transfer Taxes. In the event that any transfer or other tax becomes payable by reason of the issuance of a check in payment of any Cash Consideration and/or the issuance of any share certificates representing ServiceMaster Shares in any name other than that of the record holder, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid. You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of shares or cash in a name different from that of the holder of record of the surrendered Certificate.

  (d) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered Certificate(s) should be appropriately endorsed; for example, "John A. Doe, incorrectly inscribed as John B. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered Certificate(s) should be appropriately endorsed; for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution.

 5. Supporting Evidence.

  If this Letter of Transmittal/Form of Election or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to ServiceMaster of such person's authority to so act must be submitted.

 6. Notice of Defects; Resolution of Disputes.

  NONE OF SERVICEMASTER, BAREFOOT AND THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION TO NOTIFY YOU OR ANYONE ELSE THAT THE EXCHANGE AGENT HAS NOT RECEIVED A PROPERLY COMPLETED LETTER OF TRANSMITTAL/FORM OF ELECTION OR THAT THE LETTER OF TRANSMITTAL/FORM OF ELECTION SUBMITTED BY YOU IS DEFECTIVE IN ANY WAY.

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

  Any and all disputes with respect to Letters of Transmittal/Forms of Elections and Elections made in respect of Barefoot Shares (including but not limited to matters relating to the Expiration Date, time limits, defects or irregularities in the surrender of any Certificate and effectiveness of any Election) will be resolved by ServiceMaster and its decision will be final and binding on all parties concerned. ServiceMaster will have the absolute right in its sole discretion to reject any and all Letters of Transmittal/Forms of Election, Notices of Guaranteed Delivery and surrenders of Certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal/Form of Election or Notice of Guaranteed Delivery or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

 7. Federal Tax Withholding/Substitute Form W-9.

  Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service (IRS) disclosing the cash payments being made to you as an exchanging stockholder. Federal law also required each stockholder to provide the Exchange Agent with such stockholder's current Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth above. If such stockholder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, cash payments that are made to such stockholder or other payee with respect to Barefoot Shares acquired pursuant to the Offer may be subject to 31% backup withholding.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that individuals exempt status. A form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies the Exchange Agent is required to withhold 31% of any cash payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  If the box in Part 3 of the Substitute Form W-9 is checked and the Exchange Agent is not provided with a TIN by the time of payment the Exchange Agent will withhold 31% on all such cash payments to be made to you until a TIN is provided to the Exchange Agent. You must also complete the Certificate of Awaiting Taxpayer Identification Number.

  The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Barefoot Shares. If the Barefoot Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

 8. Special Payment and Delivery Instructions.

  Any checks representing Cash Consideration, any certificates representing ServiceMaster Shares, or any Certificates representing untendered Barefoot Shares will be mailed to the address of the holder of record as indicated in Box A or to the person identified in Box C (if completed), unless instructions to the contrary are given in Box D.

 9. Lost Stock Certificates.

  If you are unable to locate the Certificate(s) representing your Barefoot Shares, contact the Exchange Agent by a collect call at (212) 701-7624. The Exchange Agent will instruct you on the procedures to follow. In order to make an effective Election with respect to the lost Certificate(s) and receive the Cash Consideration or the Share

Consideration, you will be required to complete certain additional documentation and pay for an indemnity bond covering the lost Certificate(s). The cost of the bond will be based on the value of the Barefoot Shares represented by the lost Certificates.

 10. Miscellaneous.

  As soon as practicable after acceptance of tendered Barefoot Shares by ServiceMaster, the Exchange Agent will begin mailing and delivering checks and share certificates for ServiceMaster Shares in exchange for Certificates representing Barefoot Shares that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to General Instruction 7 applies.

  Requests for assistance may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal/Form of Election. Additional copies of the Offering Circular/Prospectus or this Letter of Transmittal/Form of Election may be obtained from the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal/Form of Election or from the Information Agent at the address set forth below.

  IMPORTANT: THIS LETTER OF TRANSMITTAL/FORM OF ELECTION, TOGETHER WITH CERTIFICATES (OR A NOTICE OF GUARANTEED DELIVERY, OR A FACSIMILE THEREOF), MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE AS SET FORTH ON THE COVER PAGE HERETO.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                           New York, New York 10005
                           Toll Free (800) 848-3410

                    The Dealer Managers for the Offer are:

                             GOLDMAN, SACHS & CO.

                                85 Broad Street
                           New York, New York 10004
                                (212) 902-1000

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